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                                                                    EXHIBIT 21.1

                    DEVELOPERS DIVERSIFIED REALTY CORPORATION
                         LIST OF SUBSIDIARIES/AFFILIATES

1.   93-1 CORTLAND ASSOCIATES, LLC, a New York limited liability company
2.   AIP/GREENBRIER GP, INC., a Texas corporation
3.   AIP/BATTLEFIELD GP, INC., a Texas corporation
4.   AIP/LOUDOUN LP, a Virginia limited partnership
5.   AIP/NORTHVIEW, INC., a Texas corporation
6.   AIP OFFICE FLEX I LLC, an Ohio limited liability company
7.   AIP OFFICE FLEX II LLC, an Ohio limited liability company
8.   AIP/POST OFFICE GP, INC., a Delaware corporation
9.   AIP PROPERTIES #1, L.P., a Delaware limited partnership
10.  AIP PROPERTIES #2, L.P., a Delaware limited partnership
11.  AIP PROPERTIES #3, L.P., a Delaware limited partnership
12.  AIP PROPERTIES #3 GP, INC., a Texas corporation
13.  AIP-SWAG GP, INC., a Texas corporation
14.  AIP-SWAG OPERATING PARTNERSHIP, L.P., a Delaware limited partnership
15.  AIP TAMARAC, INC., a Texas corporation
16.  AIP WARD PARKWAY, INC., a Delaware corporation
17.  AMERICAN INDUSTRIAL PROPERTIES REIT, a Texas real estate investment trust
18.  AMERICAN INDUSTRIAL PROPERTIES REIT, INC., a Maryland corporation
19.  ASH ASSOCIATES SPE, LLC, a Delaware limited liability company
20.  ASH-I ASSOCIATES, LLC, an Ohio limited liability company
21.  ASH-L ASSOCIATES, LLC, an Ohio limited liability company
22.  BANDERA COVENTRY LLC, an Ohio limited liability company
23.  BANDERA POINTE INVESTMENT LLC, a Delaware limited liability company
24.  BELDEN PARK CROSSINGS I LLC, an Ohio limited liability company
25.  BENDERSON-ARCADE ASSOCIATES, LLC, a New York limited liability company
26.  BENDERSON-ERIE ASSOCIATES, LLC, a New York limited liability company
27.  BENDERSON-FRENCH ASSOCIATES, LLC, a New York limited liability company
28.  BENDERSON-MEDINA ASSOCIATES, LLC, a New York limited liability company
29.  BENDERSON-WAINBERG ASSOCIATES, L.P., a Delaware limited partnership
30.  BENDERSON-WAINBERG ASSOCIATES II, L.P., a Delaware limited partnership
31.  BENDERSON-WARSAW ASSOCIATES, LLC, a New York limited liability company
32.  BFW/PIKE ASSOCIATES, LLC, a New York limited liability company
33.  BG ALDEN STOP, LLC, a New York limited liability company
34.  BG ARCADE STOP, LLC, a New York limited liability company
35.  BG ARLINGTON ROAD, LLC, a Florida limited liability company

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36.  BG BCF, LLC, a New York limited liability company
37.  BG BEAR ROAD, LLC, a New York limited liability company
38.  BG BEAR ROAD II, LLC, a New York limited liability company
39.  BG BIG FLATS, LLC, a New York limited liability company
40.  BG BIG FLATS I, LLC, a New York limited liability company
41.  BG BIG FLATS II-III, LLC, a New York limited liability company
42.  BG BIG FLATS II-III SPE LLC, a Delaware limited liability company
43.  BG BIG FLATS IV, LLC, a New York limited liability company
44.  BG BIG FLATS I SPE LLC, a Delaware limited liability company
45.  BG BIG FLATS IV SPE LLC, a Delaware limited liability company
46.  BG BOULEVARD, LLC, a New York limited liability company
47.  BG BOULEVARD II, LLC, a New York limited liability company
48.  BG BOULEVARD III, LLC, a New York limited liability company
49.  BG CANANDAIGUA LLC, a Delaware limited liability company
50.  BG CHILI, LLC, a New York limited liability company
51.  BG CULVER RIDGE, LLC, a New York limited liability company
52.  BG-DDR EXCHANGE LLC, a Delaware limited liability company
53.  BG D&L STOP, LLC, a New York limited liability company
54.  BG DANSVILLE STOP, LLC, a New York limited liability company
55.  BG DEL-ARROW, LLC, a New York limited liability company
56.  BG DEL-TON, LLC, a New York limited liability company
57.  BG DELAWARE CONSUMER SQUARE LLC, a Delaware limited liability company
58.  BG DELAWARE HOLDINGS LLC, a Delaware limited liability company
59.  BG DEWITT M & CEC, LLC, a New York limited liability company
60.  BG EASTWOOD, LLC, a New York limited liability company
61.  BG FAIRVIEW SQUARE, LLC, a Virginia limited liability company
62.  BG GMT, LLC, a New York limited liability company
63.  BG GMT II, LLC, a New York limited liability company
64.  BG GMT III, LLC, a New York limited liability company
65.  BG GREECE, LLC, a New York limited liability company
66.  BG HAMBURG HD, LLC, a New York limited liability company
67.  BG HAMBURG SJB, LLC, a New York limited liability company
68.  BG HAMBURG VILLAGE, LLC, a New York limited liability company
69.  BG HEN-JEF II, LLC, a New York limited liability company
70.  BG HENRIETTA, LLC, a New York limited liability company
71.  BG HIGHLANDS, LLC, a Florida limited liability company
72.  BG HOLDING LLC, a Delaware limited liability company
73.  BG HORIZON, LLC, a Florida limited liability company
74.  BG KELLOGG STOP, LLC, a New York limited liability company
75.  BG LOCKPORT II, LLC, a New York limited liability company


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76.  BG MAPLE ROAD, LLC, a New York limited liability company
77.  BG MCKINLEY, LLC, a New York limited liability company
78.  BG MCKINLEY II, LLC, a New York limited liability company
79.  BG MEADOWS SQUARE LLC, a Delaware limited liability company
80.  BG MID CITY I, LLC, a New York limited liability company
81.  BG MILESTRIP, LLC, a New York limited liability company
82.  BG M-K, LLC, a New York limited liability company
83.  BG MOHAWK STOP, LLC, a New York limited liability company
84.  BG MONMOUTH, LLC, a New Jersey limited liability company
85.  BG NEW HARTFORD, LLC, a New York limited liability company
86.  BG NIAGARA HD, LLC, a New York limited liability company
87.  BG NORTH CHARLESTON, LLC, a South Carolina limited liability company
88.  BG NORTH CHARLESTON SPE LLC, a Delaware limited liability company
89.  BG NORWICH STOP, LLC, a New York limited liability company
90.  BG ODP TONAWANDA, LLC, a New York limited liability company
91.  BG OLEAN, LLC, a New York limited liability company
92.  BG ONTARIO STOP, LLC, a New York limited liability company
93.  BG ORLAND PARK HD, LLC, a New York limited liability company
94.  BG OUTER LOOP, LLC, a Kentucky limited liability company
95.  BG PANORAMA, LLC, a New York limited liability company
96.  BG PINE PLAZA, LLC, a New York limited liability company
97.  BG PORTAGE STOP, LLC, a New York limited liability company
98.  BG ROBINSON ROAD LLC, a Delaware limited liability company
99.  BG ROTONDA LLC, a Delaware limited liability company
100. BG SENECA RIDGE, LLC, a New York limited liability company
101. BG SHERIDAN-DELAWARE, LLC, a New York limited liability company
102. BG SHERIDAN-HARLEM II, LLC, a New York limited liability company
103. BG SOUTH PARK, LLC, a New York limited liability company
104. BG SOUTHSIDE, LLC, a New York limited liability company
105. BG SOUTHSIDE SPE LLC, a Delaware limited liability company
106. BG THRUWAY LLC, a Delaware limited liability company
107. BG TOLEDO, LLC, an Ohio limited liability company
108. BG TONAWANDA STOP, LLC, a New York limited liability company
109. BG TRANSIT JA I, LLC, a New York limited liability company
110. BG TRANSIT JA II, LLC, a New York limited liability company
111. BG TRANSIT JA III, LLC, a New York limited liability company
112. BG TURFWAY, LLC, a Kentucky limited liability company
113. BG UNION STOP, LLC, a Delaware limited liability company
114. BG UNION TOWN, LLC, a North Carolina limited liability company
115. BG UP LLC, a Delaware limited liability company


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116. BG THE VILLAGE LLC, a Florida limited liability company
117. BG WALKER, LLC, a Michigan limited liability company
118. BG WESTGATE LLC, a Delaware limited liability company
119. BG WEST SENECA HD, LLC, a New York limited liability company
120. BG WILLIAMSVILLE, LLC, a New York limited liability company
121. BG WNF LLC, a Delaware limited liability company
122. BLACK CHERRY LIMITED LIABILITY COMPANY, a Colorado limited liability company
123. BUFFALO-AVON HOLDINGS LLC, a Delaware limited liability company
124. BUFFALO-BROAD ASSOCIATES, LLC, an Ohio limited liability company
125. BUFFALO-DEWITT ASSOCIATES, LLC, a New York limited liability company
126. BUFFALO-ELMWOOD ASSOCIATES, LLC, a New York limited liability company
127. BUFFALO-ELMWOOD SPE, LLC, a New York limited liability company
128. BUFFALO-HAMLIN HOLDINGS LLC, a Delaware limited liability company
129. BUFFALO-ITHACA ASSOCIATES, LLC, a New York limited liability company
130. BUFFALO-ITHACA ASSOCIATES I, LLC, a New York limited liability company
131. BUFFALO-LEROY HOLDINGS LLC, a Delaware limited liability company
132. BUFFALO-MOORESVILLE, LLC, a New York limited liability company
133. BUFFALO-NISKAYUNA ASSOCIATES, LLC, a New York limited liability company
134. BUFFALO-POST FALLS ASSOCIATES, L.L.C., a New York limited liability company
135. BUFFALO-SPRINGVILLE ASSOCIATES, LLC, a New York limited liability company
136. BUFFALO-SUNSET RIDGE ASSOCIATES, LLC, a New York limited liability company
137. BUFFALO-WESTGATE ASSOCIATES, LLC, a New York limited liability company
138. BUFFALO-WESTGATE SPE, LLC, a New York limited liability company
139. CANAL STREET PARTNERS, L.L.C., a Michigan limited liability company
140. CENTERTON SQUARE LLC, a Delaware limited liability company
141. CHELMSFORD ASSOCIATES LLC, a Delaware limited liability company
142. CHESTERFIELD EXCHANGE, LLC, a Georgia limited liability company
143. COMMUNITY I LLC, a Delaware limited liability company
144. COMMUNITY CENTERS ONE L.L.C., a Delaware limited liability company
145. COMMUNITY CENTERS TWO L.L.C., a Delaware limited liability company
146. COMMUNITY CENTERS THREE, L.L.C., a Delaware limited liability company
147. CONTINENTAL SAWMILL LIMITED LIABILITY COMPANY, an Ohio limited liability company
148. CONTINENTAL SAWMILL LIMITED PARTNERSHIP, an Ohio limited partnership
149. COON RAPIDS RIVERDALE VILLAGE LLC, an Ohio limited liability company
150. COVENTRY II DDR BUENA PARK LLC, a Delaware limited liability company
151. COVENTRY II DDR BUENA PARK PLACE HOLDINGS LLC, a Delaware limited liability company
152. COVENTRY II DDR BUENA PARK PLACE LP, a Delaware limited partnership
153. COVENTRY II DDR CITY WALK LLC, a Delaware limited liability company
154. COVENTRY II DDR FAIRPLAIN LLC, a Delaware limited liability company
155. COVENTRY II DDR MERRIAM VILLAGE LLC, a Delaware limited liability company


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156. COVENTRY II DDR PHOENIX SPECTRUM LLC, a Delaware limited liability company
157. COVENTRY II DDR PHOENIX SPECTRUM FEE LLC, a Delaware limited liability company
158. COVENTRY II DDR PHOENIX SPECTRUM OP LLC, a Delaware limited liability company
159. COVENTRY II DDR PHOENIX SPECTRUM SPE LLC, a Delaware limited liability company
160. COVENTRY II DDR TOTEM LAKE LLC, a Delaware limited liability company
161. COVENTRY II DDR TRI COUNTY LLC, a Delaware limited liability company
162. COVENTRY II DDR WARD PARKWAY LLC, a Delaware limited liability company
163. COVENTRY II DDR WESTOVER LLC, a Delaware limited liability company
164. COVENTRY II DDR WESTOVER HOLDINGS LLC, a Delaware limited liability company
165. COVENTRY LONG BEACH PLAZA LLC, a Delaware limited liability company
166. COVENTRY REAL ESTATE PARTNERS, LTD. (FKA RETAIL VALUE MANAGEMENT LTD.), an Ohio limited liability company
167. COVENTRY ROUND ROCK LLC, an Ohio limited liability company
168. CRRV CENTRAL LLC, a Delaware limited liability company
169. DD COMMUNITY CENTERS ONE, INC., an Ohio corporation
170. DD COMMUNITY CENTERS TWO, INC., an Ohio corporation
171. DD COMMUNITY CENTERS THREE, INC., an Ohio corporation
172. DD COMMUNITY CENTERS FIVE INC., an Ohio corporation
173. DD COMMUNITY CENTERS SEVEN, INC., a Delaware corporation
174. DD COMMUNITY CENTERS EIGHT, INC., a Delaware corporation
175. DD COMMUNITY CENTERS INVESTMENTS LLC, a Delaware limited liability company
176. DD DEVELOPMENT COMPANY II, INC., an Ohio corporation
177. DDPD OPP LLC, a Maryland limited liability company
178. DDR/1ST CAROLINA CROSSINGS SOUTH LLC, a Delaware limited liability company
179. DDR/1ST CAROLINA CROSSINGS NORTH LLC, a Delaware limited liability company
180. DDR APPLE BLOSSOM LLC, a Delaware limited liability company
181. DDR ASPEN GROVE LIFESTYLE CENTER PROPERTIES, LLC, a Delaware limited liability company
182. DDR ATLANTICO LLC, S.E., a Delaware limited liability company
183. DDR AURORA LLC, a Delaware limited liability company
184. DDR CAMINO REAL LLC, S.E., a Delaware limited liability company
185. DDR CARIBBEAN LLC, a Delaware limited liability company
186. DDR CARIBBEAN PROPERTY MANAGEMENT LLC, a Delaware limited liability company
187. DDR CAYEY LLC, S.E., a Delaware limited liability company
188. DDR CM, INC., a California corporation (Affiliate)
189. DDR CHANDLER LLC, an Ohio limited liability company
190. DDR CHILLICOTHE LLC, a Delaware limited liability company
191. DDR CONTINENTAL INC., an Ohio corporation
192. DDR CONTINENTAL LP, an  Ohio limited partnership
193. DDR COPPER COUNTRY LLC, a Delaware limited liability company
194. DDR CPR PORTFOLIO LLC, S.E., a Delaware limited liability company


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195. DDR CPR I PORTFOLIO LLC, S.E., a Delaware limited liability company
196. DDR CPR II PORTFOLIO LLC, S.E., a Delaware limited liability company
197. DDR CROSSROADS CENTER LLC, an Ohio limited liability company
198. DDR CROSSROADS NY LLC, a Delaware limited liability company
199. DDR CRV PORTFOLIO LLC, S.E., a Delaware limited liability company
200. DDR CULVER RIDGE LLC, a Delaware limited liability company
201. DDR DB 151 VENTURES LP, a Texas limited partnership
202. DDR DB DEVELOPMENT VENTURES LP, a Texas limited partnership
203. DDR DB OPPORTUNITY SUB, INC., an Ohio corporation
204. DDR DB OUTLOT LP, a Texas limited partnership
205. DDR DB OUTLOT II LP, a Texas limited partnership
206. DDR DB MENDOCINO LLC, a Delaware limited liability company
207. DDR DB SA PHASE II LP, a Texas limited partnership
208. DDR DB SA VENTURES LP, a Texas limited partnership
209. DDR DB STONE OAK LP, a Texas limited partnership
210. DDR DB TECH VENTURES LP, a Texas limited partnership
211. DDR DEER PARK TOWN CENTER LLC, an Ohio limited liability company
212. DDR DEL SOL LLC, S.E., a Delaware limited liability company
213. DDR DERBY SQUARE LLC, a Delaware limited liability company
214. DDR DOWNREIT LLC, an Ohio limited liability company
215. DDR EASTGATE PLAZA LLC, a Delaware limited liability company
216. DDR ESCORIAL LLC, S.E., a Delaware limited liability company
217. DDR FAJARDO LLC, S.E., a Delaware limited liability company
218. DDR FAMILY CENTERS I INC., an Ohio corporation
219. DDR FAMILY CENTERS LP, a Delaware limited partnership
220. DDR FC LAKEPOINTE LLC, a Delaware limited liability company
221. DDR FC Lakepointe I LP, a Texas limited partnership
222. DDR FLATIRON LLC, an Ohio limited liability company
223. DDR FOSSIL CREEK LLC, a Delaware limited liability company
224. DDR GLH ERIE PLAZA TRUST, a Delaware statutory trust
225. DDR GLH FREEDOM PLAZA LLC, a Delaware limited liability company
226. DDR GLH HANOVER TRUST, a Delaware business trust
227. DDR GLH LLC, a Delaware limited liability company
228. DDR GLH BUFFALO-NORFOLK HOLDINGS LLC, a Delaware limited liability company
229. DDR GLH GP HOLDINGS LLC, a Delaware limited liability company
230. DDR GLH MARKETPLACE PLAZA LLC, a Delaware limited liability company
231. DDR GUAYAMA WM LLC, S.E., a Delaware limited liability company
232. DDR HAMILTON LLC, S.E., a Delaware limited liability company
233. DDR HARBISON COURT LLC, a Delaware limited liability company
234. DDR HENDON NASSAU PARK II LP, a Georgia limited partnership


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235. DDR HERMES ASSOCIATES L.C. (FKA DDR VIC II L.C.), a Utah limited liability company
236. DDR HIGHLAND GROVE LLC, a Delaware limited liability company
237. DDR HILLTOP PLAZA LLC, a Delaware limited liability company
238. DDR HOMESTEAD LLC, a Delaware limited liability company
239. DDR HORSEHEADS LLC, a Delaware limited liability company
240. DDR HOUSTON LLC, a Delaware limited liability company
241. DDR INDEPENDENCE LLC, a Delaware limited liability company
242. DDR INDUSTRIAL REALTY CORPORATION, a Delaware corporation
243. DDR ISABELA LLC, S.E., a Delaware limited liability company
244. DDR JAMESTOWN PLAZA LLC, a Delaware limited liability company
245. DDR JUPITER FALLS, LLC, a Delaware limited liability company
246. DDR KILDEER INC., an Illinois corporation
247. DDR LEROY PLAZA LLC, a Delaware limited liability company
248. DDR LIBERTY FAIR, INC., a Delaware corporation
249. DDR LONG BEACH LLC (FKA DDR OLIVERMCMILLAN LONG BEACH LLC), a Delaware limited liability company
250. DDR MANAGEMENT LLC, a Delaware limited liability company  (Affiliate)
251. DDR MACQUARIE BISON HOLDINGS LLC, a Delaware limited liability company
252. DDR MACQUARIE FUND LLC, a Delaware limited liability company
253. DDR MACQUARIE LONGHORN HOLDINGS LLC, a Delaware limited liability company
254. DDR MACQUARIE LONGHORN II HOLDINGS LLC, a Delaware limited liability company
255. DDR MACQUARIE LONGHORN III HOLDINGS LLC, a Delaware limited liability company
256. DDR MARKAZ LLC, a Delaware limited liability company
257. DDR MARKAZ II LLC, a Delaware limited liability company
258. DDR MCHENRY SQUARE LLC, a Delaware limited liability company
259. DDR NAMPA LLC, a Delaware limited liability company
260. DDR SEABROOK LLC, a Delaware limited liability company
261. DDR STONE OAK HOLDINGS LLC, a Delaware limited liability company
262. DDR MDT ASHEVILLE RIVERHILLS LLC, a Delaware limited liability company
263. DDR MDT BATAVIA COMMONS LLC, a Delaware limited liability company
264. DDR MDT BATAVIA SJB PLAZA LLC, a Delaware limited liability company
265. DDR MDT BATAVIA STOP PLAZA LLC, a Delaware limited liability company
266. DDR MDT BELDEN PARK LLC, a Delaware limited liability company
267. DDR MDT BELDEN PARK II LLC, a Delaware limited liability company
268. DDR MDT BN LLC, a Delaware limited liability company
269. DDR MDT BROOKFIELD LLC, a Delaware limited liability company
270. DDR MDT BROWN DEER CENTER LLC, a Delaware limited liability company
271. DDR MDT BROWN DEER MARKET LLC, a Delaware limited liability company
272. DDR MDT CARILLON PLACE LLC, a Delaware limited liability company
273. DDR MDT CHEEKTOWAGA WALDEN PLACE LLC, a Delaware limited liability company
274. DDR MDT CONNECTICUT COMMONS LLC, a Delaware limited liability company


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275. DDR MDT COOL SPRINGS POINTE LLC, a Delaware limited liability company
276. DDR MDT EASTGATE PLAZA LLC, a Delaware limited liability company
277. DDR MDT EASTGATE PLAZA RESTAURANT LLC, a Delaware limited liability company
278. DDR MDT ERIE MARKETPLACE LLC, a Delaware limited liability company
279. DDR MDT FAIRFAX TOWNE CENTER LLC, a Delaware limited liability company
280. DDR MDT FAYETTEVILLE SPRING CREEK LLC, a Delaware limited liability company
281. DDR MDT FAYETTEVILLE STEELE CROSSING LLC, a Delaware limited liability company
282. DDR MDT GRANDVILLE MARKETPLACE LLC, a Delaware limited liability company
283. DDR MDT GREAT NORTHERN LLC, a Delaware limited liability company
284. DDR MDT HARBISON COURT LLC, a Delaware limited liability company
285. DDR MDT HOLDINGS I TRUST, a Maryland real estate investment trust
286. DDR MDT HOLDINGS II TRUST, a Maryland real estate investment trust
287. DDR MDT HOLDINGS III TRUST, a Maryland real estate investment trust
288. DDR MDT INDEPENDENCE COMMONS LLC, a Delaware limited liability company
289. DDR MDT LAKE BRANDON PLAZA LLC, a Delaware limited liability company
290. DDR MDT LAKE BRANDON VILLAGE LLC, a Delaware limited liability company
291. DDR MDT LAKEPOINTE CROSSING LP, a Delaware limited partnership
292. DDR MDT LAKEPOINTE GP LLC, a Delaware limited liability company
293. DDR MDT LANCASTER CINEMAS LLC, a Delaware limited liability company
294. DDR MDT LIQUIDATING SUB LLC, a Delaware limited liability company
295. DDR MDT MACARTHUR GP LLC, a Delaware limited liability company
296. DDR MDT MACARTHUR MARKETPLACE LP, a Delaware limited partnership
297. DDR MDT MCDONOUGH MARKETPLACE LLC, a Delaware limited liability company
298. DDR MDT MERRIAM TOWN CENTER LLC, a Delaware limited liability company
299. DDR MDT MTC HOLDINGS LLC, a Delaware limited liability company
300. DDR MDT MIDWAY MARKETPLACE LLC, a Delaware limited liability company
301. DDR MDT MONACA TOWNSHIP MARKETPLACE LLC, a Delaware limited liability company
302. DDR MDT MURFREESBORO TOWNE CENTER LLC, a Delaware limited liability company
303. DDR MDT NASHVILLE MARKETPLACE LLC, a Delaware limited liability company
304. DDR MDT PARKER PAVILIONS LLC, a Delaware limited liability company
305. DDR MDT PARKER PAVILIONS II LLC, a Delaware limited liability company
306. DDR MDT PERIMETER POINTE LLC, a Delaware limited liability company
307. DDR MDT PIONEER HILLS LLC, a Delaware limited liability company
308. DDR MDT PIONEER HILLS CP LLC, a Delaware limited liability company
309. DDR MDT RIVERDALE VILLAGE INNER RING LLC, a Delaware limited liability company
310. DDR MDT RIVERDALE VILLAGE OUTER RING LLC, a Delaware limited liability company
311. DDR MDT SHOPPERS WORLD LLC, a Delaware limited liability company
312. DDR MDT SW HOLDINGS TRUST, a Massachusetts business trust
313. DDR MDT TOWNE CENTER PRADO LLC, a Delaware limited liability company
314. DDR MDT UNION CONSUMER SQUARE LLC, a Delaware limited liability company


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315. DDR MDT UNION ROAD PLAZA LLC, a Delaware limited liability company
316. DDR MDT WALDEN AVENUE BOOKSTORE LLC, a Delaware limited liability company
317. DDR MDT WALDEN CONSUMER SQUARE LLC, a Delaware limited liability company
318. DDR MDT WILLIAMSVILLE PREMIER PLACE LLC, a Delaware limited liability company
319. DDR MDT WOODFIELD VILLAGE LLC, a Delaware limited liability company
320. DDR MDT MV ANAHEIM HILLS LP, a Delaware limited partnership
321. DDR MDT MV ANTIOCH LP, a Delaware limited partnership
322. DDR MDT MV BURBANK LP, a Delaware limited partnership
323. DDR MDT MV CARSON CITY LLC, a Delaware limited liability company
324. DDR MDT MV CHANDLER LLC, a Delaware limited liability company
325. DDR MDT MV CHINO LP, a Delaware limited partnership
326. DDR MDT MV CLOVIS LP, a Delaware limited partnership
327. DDR MDT MV COLLEGE GROVE LP, a Delaware limited partnership
328. DDR MDT MV DEER VALLEY LLC, a Delaware limited liability company
329. DDR MDT MV DESERT SKY LLC, a Delaware limited liability company
330. DDR MDT MV EL CAJON, a Delaware limited partnership
331. DDR MDT MV FAIRFIELD LP, a Delaware limited partnership
332. DDR MDT MV FOLSOM LP, a Delaware limited partnership
333. DDR MDT MV FOOTHILL RANCH LP, a Delaware limited partnership
334. DDR MDT MV NORTH FULLERTON I LP, a Delaware limited partnership
335. DDR MDT MV NORTH FULLERTON II LP, a Delaware limited partnership
336. DDR MDT MV GARDEN GROVE LP, a Delaware limited partnership
337. DDR MDT MV GP LLC, a Delaware limited liability company
338. DDR MDT MV GP II LLC, a Delaware limited liability company
339. DDR MDT MV HOLDINGS II LLC, a Delaware limited liability company
340. DDR MDT MV INGRAM LP, a Delaware limited partnership
341. DDR MDT MV LOMPOC LP, a Delaware limited partnership
342. DDR MDT MV MADERA LP, a Delaware limited partnership
343. DDR MDT MV MARYSVILLE LP, a Delaware limited partnership
344. DDR MDT MV LLC, a Delaware limited liability company
345. DDR MDT MV NAPA LP, a Delaware limited partnership
346. DDR MDT MV NELLIS CROSSING LLC, a Delaware limited liability company
347. DDR MDT MV NORTHRIDGE LP, a Delaware limited partnership
348. DDR MDT MV PALMDALE LP, a Delaware limited partnership
349. DDR MDT MV PORTERVILLE LP, a Delaware limited partnership
350. DDR MDT MV RANCHO CORDOVA LP, a Delaware limited partnership
351. DDR MDT MV REDDING LP, a Delaware limited partnership
352. DDR MDT MV RENO LLC, a Delaware limited liability company
353. DDR MDT MV SOUTH SAN DIEGO LP, a Delaware limited partnership
354. DDR MDT MV SANTA MARIA LP, a Delaware limited partnership


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355. DDR MDT MV SANTA ROSA LP, a Delaware limited partnership
356. DDR MDT MV SILVER CREEK LLC, a Delaware limited liability company
357. DDR MDT MV SLATTEN RANCH LP, a Delaware limited partnership
358. DDR MDT MV SONORA LP, a Delaware limited partnership
359. DDR MDT MV SUPERSTITION SPRINGS LLC, a Delaware limited liability company
360. DDR MDT MV SW LAS VEGAS LLC, a Delaware limited liability company
361. DDR MDT MV TUCSON LLC, a Delaware limited liability company
362. DDR MDT MV TULARE LP, a Delaware limited partnership
363. DDR MDT MV UKIAH LP, a Delaware limited partnership
364. DDR MDT MV VALENCIA LP, a Delaware limited partnership
365. DDR MDT MV WEST COVINA LP, a Delaware limited partnership
366. DDR MDT MV WEST LAS VEGAS LLC, a Delaware limited liability company
367. DDR MDT MV YUMA LLC, a Delaware limited liability company
368. DDR GC VENTURES LLC, a Delaware limited liability company
369. DDR THE VILLAGE, LLC, a Delaware limited liability company
370. DDR MIAMI AVENUE, LLC, a Delaware limited liability company
371. DDR MICHIGAN II LLC, an Ohio limited liability company
372. DDR MIDWAY PLAZA LLC, a Delaware limited liability company
373. DDR MPR PORTFOLIO LLC, S.E., a Delaware limited liability company
374. DDR NASSAU PARK II INC., an Ohio corporation
375. DDR NASSAU PAVILION ASSOCIATES LP, a Georgia limited partnership
376. DDR NASSAU PAVILION INC., an Ohio corporation
377. DDR NORTE LLC, S.E., a Delaware limited liability company
378. DDR NORTHCREEK COMMONS LLC, a Delaware limited liability company
379. DDR NORTH POINTE PLAZA LLC, a Delaware limited liability company
380. DDR OCEANSIDE LLC (FKA DDR OLIVERMCMILLAN OCEANSIDE LLC), a Delaware limited liability company
381. DDR OFFICE FLEX II LLC, an Ohio limited liability company
382. DDR OFFICE FLEX CORPORATION, a Delaware corporation
383. DDR OFFICE FLEX LP, an Ohio limited partnership
384. DDR OHIO OPPORTUNITY LLC, an Ohio limited liability company
385. DDR OHIO OPPORTUNITY II LLC, an Ohio limited liability company
386. DDR OHIO OPPORTUNITY III LLC, an Ohio limited liability company
387. DDR ONTARIO PLAZA LLC, a Delaware limited liability company
388. DDR OESTE LLC, S.E., a Delaware limited liability company
389. DDR ORCHARD PARK LLC, a Delaware limited liability company
390. DDR OVIEDO PARK LLC, a Delaware limited liability company
391. DDR OXFORD PLAZA LLC, a Delaware limited liability company
392. DDR PALMA REAL LLC, S.E., a Delaware limited liability company
393. DDR PANORAMA PLAZA LLC, a Delaware limited liability company
394. DDR PARADISE LLC, an Ohio limited liability company


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395. DDR PASEO LLC, a Delaware limited liability company
396. DDR P&M ASPEN GROVE OFFICE PARCEL LLC, a Delaware limited liability company
397. DDR PR VENTURES LLC, S.E., a Delaware limited liability company
398. DDR PR VENTURES II LLC, S.E., a Delaware limited liability company
399. DDR PR GC VENTURES LLC, a Delaware limited liability company
400. DDR QUEENSWAY LLC, an Ohio limited liability company
401. DDR QUEENSWAY CM LLC, an Ohio limited liability company (Affiliate)
402. DDR REAL ESTATE SERVICES INC., a California corporation (Affiliate)
403. DDR REALTY COMPANY (FKA DDR REALTY TRUST, INC.), a Maryland Real Estate Investment Trust
404. DDR RENO LLC (FKA DDR OLIVERMCMILLAN RENO LLC), a Delaware limited liability company
405. DDR REXVILLE LLC, S.E., a Delaware limited liability company
406. DDR RIO HONDO LLC, S.E., a Delaware limited liability company
407. DDR RIVERCHASE LLC, a Delaware limited liability company
408. DDR RIVERCHASE II LLC, a Delaware limited liability company
409. DDR ROBINSON STOP LLC, a Delaware limited liability company
410. DDR SANSONE DEVELOPMENT VENTURES LLC, a Missouri limited liability company
411. DDR SCOTTSDALE PAVILIONS LLC, a Delaware limited liability company
412. DDR SENORIAL LLC, S.E., a Delaware limited liability company
413. DDR SM LLC, a Delaware limited liability company
414. DDR SPRINGFIELD LLC, a Delaware limited liability company
415. DDR/TECH 29 LIMITED PARTNERSHIP, a Maryland limited partnership
416. DDR TINTON FALLS LLC, an Ohio limited liability company
417. DDR URBAN, INC. (FKA DDR OLIVERMCMILLAN INC.), a Delaware corporation
418. DDR URBAN LP (FKA DDR OLIVERMCMILLAN LP), a Delaware limited partnership
419. DDR UNION ROAD LLC, a Delaware limited liability company
420. DDR UNIVERSITY SQUARE ASSOCIATES L.C. (FKA DDR BIG V ASSOCIATES L.C.), a Utah limited liability company
421. DDR VAN NESS, INC., an Ohio corporation
422. DDR/VAN NESS OPERATING COMPANY, L.P., a Delaware limited partnership
423. DDR VEGA BAJA LLC, S.E., a Delaware limited liability company
424. DDR VIC I L.C., a Utah limited liability company
425. DDR WARSAW PLAZA LLC, a Delaware limited liability company
426. DDR WATERTOWN LLC, an Ohio limited liability company
427. DDR WEBSTER SQUARE LLC, a Delaware limited liability company
428. DDR WILSHIRE, INC., an Ohio corporation
429. DDR WOODMONT LLC, a Delaware limited liability company
430. DDR XENIA AND NEW BERN LLC, a Delaware limited liability company
431. DDRA AHWATUKEE FOOTHILLS LLC, a Delaware limited liability company
432. DDRA ARROWHEAD CROSSING LLC, a Delaware limited liability company
433. DDRA COMMUNITY CENTERS FOUR, L.P., a Texas limited partnership
434. DDRA COMMUNITY CENTERS FIVE, L.P., a Delaware limited partnership

435. DDRA COMMUNITY CENTERS SIX, L.P., a Delaware limited partnership
436. DDRA COMMUNITY CENTERS EIGHT, L.P., a Delaware limited partnership
437. DDRA EAGAN PROMENADE LLC, a Delaware limited liability company
438. DDRA EASTCHASE MARKET LP, a Texas limited partnership
439. DDRA KILDEER LLC, a Delaware limited liability company
440. DDRA MAPLE GROVE CROSSING LLC, a Delaware limited liability
441. DDRA TANASBOURNE TOWN CENTER LLC, a Delaware limited liability company
442. DDRC GATEWAY LLC, a Delaware limited liability company
443. DDRC GREAT NORTHERN LIMITED PARTNERSHIP, an Ohio limited partnership
444. DDRC MICHIGAN LLC, an Ohio limited liability company
445. DDRC PDK EASTON LLC, an Ohio limited liability company
446. DDRC PDK HAGERSTOWN LLC, an Ohio limited liability company
447. DDRC PDK SALISBURY LLC, an Ohio limited liability company
448. DDRC PDK SALISBURY PHASE III LLC, an Ohio limited liability company
449. DDRC PIKE ENTERTAINMENT LLC, a California limited liability company
450. DDRC SALEM LLC, a Delaware limited liability company
451. DEVELOPERS DIVERSIFIED OF ALABAMA, INC., an Alabama corporation
452. DEVELOPERS DIVERSIFIED CENTENNIAL PROMENADE LP, an Ohio limited partnership
453. DEVELOPERS DIVERSIFIED COOK'S CORNER LLC, an Ohio limited liability company
454. DEVELOPERS DIVERSIFIED OF INDIANA, INC., an Ohio corporation
455. DEVELOPERS DIVERSIFIED OF MISSISSIPPI, INC., an Ohio corporation
456. DEVELOPERS DIVERSIFIED OF PENNSYLVANIA, INC., an Ohio corporation
457. DEVELOPERS DIVERSIFIED OF TENNESSEE, INC., an Ohio corporation
458. DLA VENTURES LLC, an Ohio limited liability company
459. DOTRS LIMITED LIABILITY COMPANY, an Ohio limited liability company
460. DPG COLUMBIA SQUARE LLC, a Delaware limited liability company
461. DPG FARRAGUT POINTE LLC, a Delaware limited liability company
462. DPG FIVE FORKS CROSSING LLC, a Delaware limited liability company
463. DPG FIVE FORKS VILLAGE LLC, a Delaware limited liability company
464. DPG REALTY HOLDINGS LLC, a Delaware limited liability company
465. DREXEL WASHINGTON LIMITED LIABILITY COMPANY, an Ohio limited liability company
466. DREXEL WASHINGTON LIMITED PARTNERSHIP, an Ohio limited partnership
467. EASTON MARKET LIMITED LIABILITY COMPANY, a Delaware limited liability company
468. ENERGY MANAGEMENT STATEGIES, INC., a Delaware corporation
469. FAYETTEVILLE BLACK INVESTMENT, INC., a Georgia corporation
470. FAYETTEVILLE EXCHANGE, LLC, a Georgia limited liability company
471. FLATACRES MARKETCENTER, LLC, a Georgia limited liability company
472. FT. COLLINS PARTNERS I, LLC, a Colorado limited liability company
473. FORT UNION ASSOCIATES, L.C., a Utah limited liability company
474. GEORGIA FINANCE CORPORATION, a Delaware Corporation

475. GREAT LAKES HOLDINGS LLC, a New York limited liability company
476. GS BOARDMAN LLC, a Delaware limited liability company
477. GS BRENTWOOD LLC, a Delaware limited liability company
478. GS CENTENNIAL LLC, a Delaware limited liability company
479. GS DDR LLC, an Ohio limited liability company
480. GS ERIE LLC, a Delaware limited liability company
481. GS SUNSET LLC, a Delaware limited liability company
482. GS II BIG OAKS LLC, a Delaware limited liability company
483. GS II BROOK HIGHLAND LLC, a Delaware limited liability company
484. GS II DDR LLC, an Ohio limited liability company
485. GS II GREEN RIDGE LLC, a Delaware limited liability company
486. GS II INDIAN HILLS LLC, a Delaware limited liability company
487. GS II JACKSONVILLE REGIONAL LLC, a Delaware limited liability company
488. GS II MERIDIAN CROSSROADS LLC, a Delaware limited liability company
489. GS II NORTH POINTE LLC, a Delaware limited liability company
490. GS II OXFORD COMMONS LLC, a Delaware limited liability company
491. GS II UNIVERSITY CENTRE LLC, a Delaware limited liability company
492. GS II UPTOWN SOLON LLC, a Delaware limited liability company
493. HAGERSTOWN DEVELOPMENT LLC, an Ohio limited liability company
494. HAGERSTOWN TIF LLC, an Ohio limited liability company
495. HENDON/ATLANTIC RIM JOHNS CREEK, LLC, a Georgia limited liability company
496. HENDON/DDR/BP, LLC, a Delaware limited liability company
497. HERMES ASSOCIATES, a Utah general partnership
498. HERMES ASSOCIATES, LTD., a Utah limited partnership
499. HICKORY HOLLOW EXCHANGE, LLC, a Georgia limited liability company
500. HIGHLAND GROVE LIMITED LIABILITY COMPANY, an Ohio limited liability company
501. HISTORIC VAN NESS LLC, a California limited liability company
502. HUDSON-ELMIRA ASSOCIATES, LLC, a New York limited liability company
503. HWWM ASSOCIATES, LLC, a New York limited liability company
504. JDN ASH LLC, a Delaware limited liability company
505. JDN BG UNION TOWN LLC, a Delaware limited liability company
506. JDN DEVELOPMENT COMPANY, INC., a Delaware Corporation
507. JDN DEVELOPMENT INVESTMENT, L.P., a Georgia limited partnership
508. JDN DEVELOPMENT LP, INC., a Delaware limited partnership
509. JDN INTERMOUNTAIN DEVELOPMENT CORP., a Delaware corporation
510. JDN INTERMOUNTAIN DEVELOPMENT, PIONEER HILLS, LLC, a Georgia limited liability company
511. JDN INTERMOUNTAIN DEVELOPMENT, PARKER PAVILION, LLC, a Georgia limited liability company
512. JDN INTERMOUNTAIN HOLDINGS, INC. (F/K/A GOLDBERG PROPERTY ASSOCIATES, INC.), a Colorado Corporation
513. JDN OF ALABAMA REALTY CORPORATION, an Alabama corporation
514. JDN MOORESVILLE LLC, a Delaware limited liability company

515. JDN QRS INC., a New York corporation
516. JDN REAL ESTATE - APEX, L.P., a Georgia limited partnership
517. JDN REAL ESTATE - BRIDGEWOOD FORT WORTH, L.P., a Georgia limited partnership
518. JDN REAL ESTATE - CONYERS, L.P., a Georgia limited partnership
519. JDN REAL ESTATE - CUMMING, L.P., a Georgia limited partnership
520. JDN REAL ESTATE - ERIE, L.P., a Georgia limited partnership
521. JDN REAL ESTATE - FAYETTEVILLE, L.P., a Georgia limited partnership
522. JDN REAL ESTATE - FREEHOLD, L.P., a Georgia limited partnership
523. JDN REAL ESTATE - FRISCO, L.P., a Georgia limited partnership
524. JDN REAL ESTATE - GULF BREEZE II, L.P., a Georgia limited partnership
525. JDN REAL ESTATE - HAMILTON, L.P., a Georgia limited partnership
526. JDN REAL ESTATE - HICKORY CREEK, L.P., a Georgia limited partnership
527. JDN REAL ESTATE - LAKELAND, L.P., a Georgia limited partnership
528. JDN REAL ESTATE - MCDONOUGH II, L.P., a Georgia limited partnership
529. JDN REAL ESTATE MCDONOUGH, L.P., a Georgia limited partnership
530. JDN REAL ESTATE - MCKINNEY, L.P., a Georgia limited partnership
531. JDN REAL ESTATE - MESQUITE, L.P., a Georgia limited partnership
532. JDN REAL ESTATE - NORWOOD, LLC, a Georgia limited liability company
533. JDN REAL ESTATE - OAKLAND, L.P., a Georgia limited partnership
534. JDN REAL ESTATE - OVERLAND PARK, L.P., a Georgia limited partnership
535. JDN REAL ESTATE - PARKER PAVILIONS, L.P., a Georgia limited partnership
536. JDN REAL ESTATE - PENSACOLA, L.P., a Georgia limited partnership
537. JDN REAL ESTATE - PIONEER HILLS II, L.P., a Georgia limited partnership
538. JDN REAL ESTATE - RALEIGH, L.P., a Georgia limited partnership
539. JDN REAL ESTATE - SACRAMENTO, L.P., a Georgia limited partnership
540. JDN REAL ESTATE - STONE MOUNTAIN, L.P., a Georgia limited partnership
541. JDN REAL ESTATE - SUWANEE, L.P., a Georgia limited partnership
542. JDN WESTGATE LLC, a Delaware limited liability company
543. JDN REAL ESTATE - TURNER HILL, L.P., a Georgia limited partnership
544. JDN REAL ESTATE - WEST LAFAYETTE, L.P., a Georgia limited partnership
545. JDN REAL ESTATE - WEST LANSING, L.P., a Georgia limited partnership
546. JDN REALTY AL, INC., an Alabama corporation
547. JDN REALTY CORPORATION, a Maryland corporation
548. JDN REALTY CORPORATION, GP, INC., a Delaware corporation
549. JDN REALTY HOLDINGS, L.P., a Georgia limited partnership
550. JDN REALTY INVESTMENT, L.P., a Georgia limited partnership
551. JDN REALTY LP, INC., a Delaware corporation
552. JDN WARD PARKWAY INC., a Delaware corporation
553. JDN WEST ALLIS ASSOCIATES, LIMITED PARTNERSHIP, a Georgia limited partnership
554. J&T OAKLAND, LLC, a Tennessee limited liability company

555. JEFFERSON COUNTY PLAZA LLC, a Missouri limited liability company
556. KLA/SM NEWCO PARENT II LLC, a Delaware limited liability company
557. KLA/SM NEWCO PARENT LLC, a Delaware limited liability company
558. KLA/SM, L.L.C., a Delaware limited liability company
559. KLA/SM IA, LLC, a Delaware limited liability company
560. KLA/SM CM, LLC, a Delaware limited liability company
561. KLA/SM NEWCO LTCB, LLC, a Delaware limited liability company
562. KLA/SM NEWCO LTCB II, LLC, a Delaware limited liability company
563. KLA/SM NEWCO GC, LLC, a Delaware limited liability company
564. KLA/SM NEWCO GC II, LLC, a Delaware limited liability company
565. LAFRONTERA INVESTMENT LLC, a Delaware limited liability company
566. LENNOX TOWN CENTER LIMITED, an Ohio limited liability company
567. LIBERTY FAIR MALL ASSOCIATES, INC.,  an Ohio corporation
568. LIBERTY FAIR MALL ASSOCIATES LIMITED PARTNERSHIP, a Virginia limited partnership
569. LIBERTY FAIR VA LP, a Virginia limited partnership
570. LIBERTY FAIR VA II LP, a Virginia limited partnership
571. MACQUARIE DDR MANAGEMENT LIMITED, an Australian corporation
572. MACQUARIE DDR MANAGEMENT LLC, a Delaware limited liability company
573. MACQUARIE DDR TRUST, an Australian listed property trust (Affiliate)
574. MACQUARIE DDR U.S. TRUST INC., a Maryland corporation
575. MACQUARIE DDR U.S. TRUST II INC., a Maryland corporation
576. MERRIAM I LLC, a Delaware limited liability company
577. MERRIAM TOWN CENTER LTD., an Ohio limited liability company
578. METRO STATION DEVELOPMENT COMPANY, L.L.C., a Mississippi limited liability company
579. MITCHELL BRIDGE ASSOCIATES, INC., a Georgia corporation
580. MT. NEBO POINTE LLC, an Ohio limited liability company
581. MZ I COMMUNITY I LLC, a Delaware limited liability company
582. MZ II COMMUNITY I LLC, a Delaware limited liability company
583. NIAGARA-COLONIAL ASSOCIATES, LLC, a New York limited liability company
584. PARCEL J-1B LIMITED PARTNERSHIP, a Virginia limited partnership
585. PASEO COLORADO HOLDINGS LLC, a Delaware limited liability company
586. PASEO PARKING, INC., a Delaware Corporation
587. PECAN PARK, LLC, a Mississippi limited liability company
588. PEDRO COMMUNITY CENTERS, INC., anOhio corporation
589. PEPPERELL CORNERS, LTD., an Alabama limited partnership
590. PLAINVILLE CONNECTICUT L.L.C. (FKA DDR CONNECTICUT L.L.C.), an Ohio limited liability company
591. PLAINVILLE DEVELOPMENT L.P. (FKA DDR PLAINVILLE DEVELOPMENT L.P.), an Ohio limited partnership
592. PLAINVILLE INVESTMENT IA, LLC, a Delaware limited liability company
593. RETAIL VALUE INVESTMENT PROGRAM LIMITED PARTNERSHIP I, a Delaware limited partnership
594. RETAIL VALUE INVESTMENT PROGRAM LIMITED PARTNERSHIP IA, a Delaware limited partnership

595. RETAIL VALUE INVESTMENT PROGRAM LIMITED PARTNERSHIP IB, a Delaware limited partnership
596. RETAIL VALUE INVESTMENT PROGRAM LIMITED PARTNERSHIP II, a Delaware limited partnership
597. RETAIL VALUE INVESTMENT PROGRAM LIMITED PARTNERSHIP IIA, a Delaware limited partnership
598. RETAIL VALUE INVESTMENT PROGRAM LIMITED PARTNERSHIP III, a Delaware limited partnership
599. RETAIL VALUE INVESTMENT PROGRAM IIIA LIMITED PARTNERSHIP, a Delaware limited partnership
600. RETAIL VALUE INVESTMENT PROGRAM LIMITED PARTNERSHIP IIIB, a Delaware limited partnership
601. RETAIL VALUE INVESTMENT PROGRAM IIIC LIMITED PARTNERSHIP, a Delaware limited partnership
602. RETAIL VALUE INVESTMENT PROGRAM LIMITED PARTNERSHIP IV, a Delaware limited partnership
603. RETAIL VALUE INVESTMENT PROGRAM LIMITED PARTNERSHIP IVA, a Delaware limited partnership
604. RETAIL VALUE INVESTMENT PROGRAM LIMITED PARTNERSHIP V, a Delaware limited partnership
605. RETAIL VALUE INVESTMENT PROGRAM LIMITED PARTNERSHIP VI, a Delaware limited partnership
606. RETAIL VALUE INVESTMENT PROGRAM VII LIMITED LIABILITY COMPANY, a Delaware limited liability company
607. RETAIL VALUE INVESTMENT PROGRAM VIII LIMITED PARTNERSHIP, a Delaware limited partnership
608. RIVERDALE RETAIL ASSOCIATES L.C., a Utah limited liability company
609. ROCKY MOUNTAIN REAL ESTATE L.L.C., a Utah limited liability company
610. RVIP VIII HOLDINGS LLC, a Delaware limited liability company
611. RVIP CA/WA/OR PORTFOLIO LLC, a Delaware limited liability company
612. RVIP CAMERON PARK, L.P., a California limited partnership
613. RVIP CAMERON PARK MANAGER LLC, a Delaware limited liability company
614. RVIP OLYMPIAD PLAZA, L.P., a California limited partnership
615. RVIP OLYMPIAD PLAZA MANAGER LLC, a Delaware limited liability company
616. RVIP PUENTE HILLS LLC, a Delaware limited liability company
617. RVIP PUENTE HILLS MANAGER LLC, a Delaware limited liability company
618. RVIP PUGET PARK LLC, a Delaware limited liability company
619. RVIP RICHMOND LLC, a Delaware limited liability company
620. RVIP VALLEY CENTRAL LP, a California limited partnership
621. RVIP VALLEY CENTRAL MANAGER LLC, a Delaware limited liability company
622. RVM BRYWOOD LLC, a Delaware limited liability company
623. RVM CHEROKEE LLC, a Delaware limited liability company
624. RVM DEVONSHIRE LLC, a Delaware limited liability company
625. RVM LONG BEACH PLAZA LLC, a Delaware limited liability company
626. RVM TEN QUIVIRA LLC, a Delaware limited liability company
627. RVM TQ PAD LLC, a Delaware limited liability company
628. RVM WILLOW CREEK LLC, a Delaware limited liability company
629. ST. JOHN CROSSINGS, L.L.C., a Missouri limited liability company
630. SANSONE GROUP/DDR LLC, a Missouri limited liability company
631. SHEA AND TATUM ASSOCIATES LIMITED PARTNERSHIP, an Arizona limited partnership
632. SHOPPERS WORLD COMMUNITY CENTER, L.P., a Delaware limited partnership
633. SERVICE TYLER, L.P., a Texas limited partnership
634. SERVICE TYLER GP, LLC, a Delaware limited liability company

635. SERVICE TUSCALOOSA, LLC, a Delaware limited liability company
636. SERVICE PENSACOLA, LLC, a Delaware limited liability company
637. SERVICE MACON, LLC, a Delaware limited liability company
638. SERVICE LONGVIEW, L.P., a Texas limited partnership
639. SERVICE LONGVIEW GP, LLC, a Delaware limited liability company
640. SERVICE BATON ROUGE, LLC, a Delaware limited liability company
641. SERVICE PARENT, LLC, a Delaware limited liability company
642. SHORESALES LLC, a Delaware limited liability company
643. SM LTCB ALLENTOWN, L.P., a Pennsylvania limited partnership
644. SM NEWCO ANTIOCH, LLC, a Delaware limited liability company
645. SM NEWCO ARLINGTON GP, LLC, a Delaware limited liability company
646. SM NEWCO ARLINGTON, L.P., a Texas limited partnership
647. SM NEWCO ARLINGTON HEIGHTS, LLC, a Delaware limited liability company
648. SM NEWCO AUGUSTA, LLC, a Delaware limited liability company
649. SM NEWCO AUSTIN GP, LLC, a Delaware limited liability company
650. SM NEWCO AUSTIN, L.P., a Texas limited partnership
651. SM NEWCO BATON ROUGE LLC, a Delaware limited liability company
652. SM LTCB BAYTOWN GP, LLC, a Delaware limited liability company
653. SM LTCB BAYTOWN, L.P., a Texas limited partnership
654. SM NEWCO BEAUMONT GP, LLC, a Delaware limited liability company
655. SM NEWCO BEAUMONT, L.P., a Texas limited partnership
656. SM NEWCO BOSSIER CITY, LLC, a Delaware limited liability company
657. SM NEWCO BRADENTON, LLC, a Delaware limited liability company
658. SM NEWCO BURBANK, LLC, a Delaware limited liability company
659. SM NEWCO BURLINGTON, LLC, a Delaware limited liability company
660. SM NEWCO BURLINGTON - SHELBOURNE ROAD, LLC, a Delaware limited liability company
661. SM NEWCO CASTLETON, LLC, a Delaware limited liability company
662. SM NEWCO CHARLOTTE, LLC, a Delaware limited liability company
663. SM NEWCO CHESAPEAKE, LLC, a Delaware limited liability company
664. SM NEWCO CRYSTAL LAKE, LLC, a Delaware limited liability company
665. SM NEWCO DALLAS, L.P., a Texas limited partnership
666. SM NEWCO DANBURY, LLC, a Delaware limited liability company
667. SM NEWCO DOVER, LLC, a Delaware limited liability company
668. SM NEWCO DOWNERS GROVE, LLC, a Delaware limited liability company
669. SM NEWCO DULUTH, LLC, a Delaware limited liability company
670. SM NEWCO EVANSVILLE, LLC, a Delaware limited liability company
671. SM NEWCO FRANKLIN, LLC, a Delaware limited liability company
672. SM NEWCO GLEN ALLEN, LLC, a Delaware limited liability company
673. SM NEWCO GLENDALE, LLC, a Delaware limited liability company
674. SM NEWCO HARLINGEN, L.P., a Texas limited partnership

675. SM NEWCO HARRISBURG, L.P., a Pennsylvania limited partnership
676. SM NEWCO HARVEY, LLC, a Delaware limited liability company
677. SM NEWCO HATTIESBURG, LLC, a Delaware limited liability company
678. SM NEWCO HOUMA, LLC, a Delaware limited liability company
679. SM NEWCO HOUSTON - HIGHWAY 6 GP, LLC, a Delaware limited liability company
680. SM NEWCO HOUSTON - HIGHWAY 6, L.P., a Texas limited partnership
681. SM NEWCO HOUSTON - KATY FREEWAY, L.P., a Texas limited partnership
682. SM NEWCO HOUSTON - NORTHWEST FREEWAY, L.P., a Texas limited partnership
683. SM NEWCO HOUSTON - TOM BALL PARKWAY, L.P., a Texas limited partnership
684. SM NEWCO HUNTSVILLE, LLC, a Delaware limited liability company
685. SM NEWCO KNOXVILLE, LLC, a Delaware limited liability company
686. SM LTCB LAFAYETTE, LLC, a Delaware limited liability company
687. SM LTCB LANSING, LLC, a Delaware limited liability company
688. SM NEWCO LAREDO, GP, LLC, a Delaware limited liability company
689. SM NEWCO LAREDO, L.P., a Texas limited partnership
690. SM NEWCO LAS VEGAS, LLC, a Delaware limited liability company
691. SM NEWCO LEWISVILLE GP, LLC, a Delaware limited liability company
692. SM NEWCO LEWISVILLE, L.P., a Texas limited partnership
693. SM NEWCO LEXINGTON, LLC, a Delaware limited liability company
694. SM NEWCO LONGVIEW GP, LLC, a Delaware limited liability company
695. SM NEWCO LONGVIEW, L.P., a Texas limited partnership
696. SM NEWCO LOUISVILLE, LLC, a Delaware limited liability company
697. SM LTCB LOUISVILLE, LLC, a Delaware limited liability company
698. SM NEWCO LOUISVILLE - SHELBYVILLE ROAD, LLC, a Delaware limited liability company
699. SM NEWCO MACON, LLC, a Delaware limited liability company
700. SM NEWCO MANCHESTER, LLC, a Delaware limited liability company
701. SM NEWCO MCALLEN GP, LLC, a Delaware limited liability company
702. SM NEWCO MCALLEN, L.P., a Texas limited partnership
703. SM LTCB MEMPHIS, LLC, a Delaware limited liability company
704. SM NEWCO MESA, LLC, a Delaware limited liability company
705. SM NEWCO MESA - EAST SOUTHERN AVENUE, LLC, a Delaware limited liability company
706. SM NEWCO MESQUITE GP, LLC, a Delaware limited liability company
707. SM NEWCO MESQUITE, L.P., a Texas limited partnership
708. SM NEWCO MESQUITE II GP, LLC, a Delaware limited liability company
709. SM NEWCO MESQUITE II, L.P., a Texas limited partnership
710. SM NEWCO METAIRIE, LLC, a Delaware limited liability company
711. SM NEWCO MIDDLETOWN, LLC, a Delaware limited liability company
712. SM NEWCO MIDLOTHIAN, LLC, a Delaware limited liability company
713. SM LTCB MORROW, LLC, a Delaware limited liability company
714. SM LTCB NASHVILLE, LLC, a Delaware limited liability company

715. SM NEWCO NORTH CHARLESTON, LLC, a Delaware limited liability company
716. SM NEWCO OCALA, LLC, a Delaware limited liability company
717. SM NEWCO ORLANDO - WEST COLONIAL DRIVE, LLC, a Delaware limited liability company
718. SM NEWCO OWENSBORO, LLC, a Delaware limited liability company
719. SM NEWCO PADUCAH, LLC, a Delaware limited liability company
720. SM NEWCO PARAMUS, LLC, a Delaware limited liability company
721. SM NEWCO PEMBROKE PINES, LLC, a Delaware limited liability company
722. SM NEWCO PENSACOLA, LLC, a Delaware limited liability company
723. SM NEWCO RALEIGH, LLC, a Delaware limited liability company
724. SM NEWCO RICHARDSON, L.P., a Texas limited partnership
725. SM NEWCO ST. LOUIS, LLC, a Delaware limited liability company
726. SM LTCB ST. PETERSBURG, LLC, a Delaware limited liability company
727. SM NEWCO SALEM, LLC, a Delaware limited liability company
728. SM NEWCO SAN ANTONIO GP, LLC, a Delaware limited liability company
729. SM NEWCO SAN ANTONIO, L.P., a Texas limited partnership
730. SM NEWCO SAN FRANCISCO, LLC, a Delaware limited liability company
731. SM NEWCO SCHAUMBURG, LLC, a Delaware limited liability company
732. SM LTCB SHREVEPORT, LLC, a Delaware limited liability company
733. SM NEWCO SLIDELL LLC, a Delaware limited liability company
734. SM NEWCO SUGAR LAND GP, LLC, a Delaware limited liability company
735. SM NEWCO SUGAR LAND, L.P., a Texas limited partnership
736. SM NEWCO SWANSEA, LLC, a Delaware limited liability company
737. SM NEWCO TAMPA, LLC, a Delaware limited liability company
738. SM NEWCO TYLER GP, LLC, a Delaware limited liability company
739. SM NEWCO TYLER, L.P., a Texas limited partnership
740. SM NEWCO WARR ACRES, LLC, a Delaware limited liability company
741. SM NEWCO WAUKEGAN, LLC, a Delaware limited liability company
742. SM NEWCO WAYNE, LLC, a Delaware limited liability company
743. SM NEWCO WEST MELBOURNE, LLC, a Delaware limited liability company
744. SM NEWCO WESTLAND, LLC, a Delaware limited liability company
745. SM NEWCO WILKES BARRE GP, LLC, a Delaware limited liability company
746. SM NEWCO WILKES BARRE L.P., a Pennsylvania limited partnership
747. SM NEWCO WOODLANDS GP, LLC, a Delaware limited liability company
748. SM NEWCO WOODLANDS, L.P., a Texas limited partnership
749. SOUTHTOWN REALTY LLC, a Delaware limited liability company
750. SUN CENTER LIMITED, an Ohio limited liability company
751. TECH CENTER 29 LIMITED PARTNERSHIP, a Maryland limited partnership
752. TECH CENTER 29 PHASE II LIMITED PARTNERSHIP, a Maryland limited partnership
753. TECH CENTER DEVELOPMENT ASSOCIATES LIMITED PARTNERSHIP, a Maryland limited partnership
754. TECH RIDGE COVENTRY LLC, a Delaware limited liability company

755. TECH 29 GP, INC., a Virginia corporation
756. TFM OF NEW YORK, LLC a New York limited liability company
757. TFCM ASSOCIATES, LLC, a Utah limited liability company
758. TOWN CENTER PLAZA, L.L.C., a Delaware limited liability company
759. UNIVERSITY SQUARE ASSOCIATES, LTD., a Utah limited partnership.
760. USAA INCOME PROPERTIES IV TRUST, a trust organized and existing in Massachusetts
761. VICTOR SQUARE SPE, LLC, a New York limited liability company
762. VICTOR SQUARE SPE I LLC, a Delaware limited liability company
763. WHF, INC., a Georgia corporation
764. WSJNY ASSOCIATES, LLC, a New York limited liability company